EQ ADVISORS TRUSTSM

1290 VT SmartBeta Equity Portfolio

SUPPLEMENT DATED AUGUST 6, 2021 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2021, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2021, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective August 6, 2021, Harry Prabandham of AXA Rosenberg Investment Management LLC. no longer serves as a member of the team that is responsible for the securities selection, research and trading for the 1290 VT SmartBeta Equity Portfolio. All references to Harry Prabandham in the Summary Prospectus, Prospectus and SAI are deleted in their entirety as of that date.